UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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Metals USA Holdings Corp.

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Set forth below are copies of the following documents used or distributed by Metals USA Holdings Corp. on February 6, 2013.

•	Employee Communication;

•	Senior Managers’ Talking Points to Employees;

•	Employees’ Talking Points to Customers and Non-employees;

•	Employee Frequently Asked Questions; and

•	Customer Communication.

C. Lourenco Goncalves Chairman, President & C.E.O.

February 6, 2013

Dear Metals USA Employee,

I am pleased to inform you that Metals USA has agreed to be acquired by Reliance Steel & Aluminum Co., the largest metals service center company in North America and a 2012 Fortune 500 company, for $20.65 per share in cash.

The transaction, while announced publicly today, is still subject to approval by Metals USA’s stockholders, regulatory review, and other conditions and is expected to close sometime during the second quarter of 2013. Until the transaction closes, both Metals USA and Reliance will continue to operate as independent companies. It is important that we remain focused on continuing to deliver the same level of quality and service our customers have come to expect from Metals USA on a day to day basis.

The acquisition of Metals USA by Reliance joins two great companies that share a common definition of success, and is a testament to the many accomplishments we have achieved at Metals USA. Ten years ago I joined a rudderless Metals USA that lacked focus, purpose and resolve. What was clear, however, was that Metals USA was populated with excellent people. Quickly realizing that we all shared a single boat, we came together around the fundamental idea of making Metals USA an excellent company and, in these ten years, we have all come to realize the power of rowing our boat together as one. Our collective commitment to excellence, our focus on selling higher margin products and more value added services has transformed Metals USA into the profitable and resilient business we are today. Now, 2,557 Metals USA employees work together as a single-branded company to deliver extraordinary service and value to a growing base of thousands of active customers.

Reliance has an excellent history of employee relations, and was named to Fortune’s 2012 list of The World’s Most Admired Companies. I believe that being part of a larger organization will provide Metals USA’s employees new and expanded opportunities for personal and professional development. I expect you may have questions, and we have provided a Frequently Asked Questions (“FAQ”) sheet to address some common questions that may arise.

The Metals USA management team is expected to remain in place with one exception — upon closing of the merger I will be resigning from Metals USA. After 32 continuous years in the steel industry, I will embark on my next great adventure — retirement. I cannot express the depth of my gratitude for your support. Leading you all has been my great honor.

Sincerely,

C. Lourenco Goncalves

Chairman, President and Chief Executive Officer

Metals USA Holdings Corp.

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Additional Information and Where to Find It

This document may be deemed to be solicitation material in respect of the proposed merger between Metals USA and Reliance. Metals USA will file with the SEC and mail or otherwise provide to its stockholders a proxy statement regarding the proposed merger. Investors and security holders are urged to read the proxy statement and other documents relating to the acquisition when they become available, because they will contain important information. Investors and security holders may obtain a free copy of the proxy statement and other documents that Metals USA files with the SEC (when available) from the SEC’s website at www.sec.gov and Metals USA’s website at www.metalsusa.com. In addition, the proxy statement and other documents filed by Metals USA with the SEC (when available) may be obtained from Metals USA free of charge by directing a request to Metals USA Holdings Corp., Corporate Secretary, 2400 E. Commercial Blvd., Suite 905, Fort Lauderdale, Florida 33308, telephone: (954) 202-4000.

Metals USA and its directors and executive officers may be deemed, under SEC rules, to be participants in the solicitation of proxies from the Metals USA’s stockholders with respect to the proposed acquisition of the Metals USA by Reliance. Security holders may obtain information regarding the names, affiliations and interests of such individuals in the Metals USA’s Annual Report on Form 10-K for the year ended December 31, 2011, which was filed with the SEC on March 14, 2012, and its definitive proxy statement for the 2012 annual meeting of stockholders, which was filed with the SEC on April 11, 2012. Additional information regarding the interests of such individuals in the proposed acquisition of Metals USA by Reliance will be included in the proxy statement relating to such acquisition when it is filed with the SEC. These documents may be obtained free of charge from the SEC’s website at www.sec.gov and Metals USA’s website at www.metalsusa.com.

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Metals USA Senior Managers’ talking points to Metals USA employees

As you may have heard, Metals USA has entered into an agreement to be acquired by Reliance Steel and Aluminum Co.

•	This is great news for our organization and this combination will bring significant benefits to employees and customers as Metals USA becomes part of a larger global enterprise.

•

For those of you not familiar with Reliance, it is the largest metals service center in North America with an extensive global presence. Reliance is a Fortune 500 company with 2011 revenues of $8.1 billion.

•	Our merger with Reliance unites two great companies that share a common definition of success.

•	Our strategy, tactics, and objectives remain the same going forward.

•	Reliance has an excellent history of employee relations and was named to Fortune’s 2012 list of The World’s Most Admired Companies.

•	Reliance recognizes the value in Metals USA’s high quality and experienced employees which was an important consideration in their decision to acquire Metals USA.

•

The transaction, while announced publicly today, is still subject to approval by Metals USA’s stockholders, regulatory review, and other conditions and is expected to close sometime during the second quarter of 2013.

•	Until the transaction closes — it’s business as usual at Metals USA — and we must continue to operate as an independent company.

•	After closing, Metals USA will be a wholly-owned subsidiary of Reliance and will operate as a separate business unit of Reliance under the “Metals USA” name and brand.

•	At the close of the transaction, Lourenco Goncalves will resign from Metals USA and retire. The rest of the Metals USA management team is expected to remain in place.

•	It is important that we remain focused on continuing to deliver the same level of quality and service our customers have come to expect from Metals USA on a day to day basis.

•	Employees with direct customer contact should refrain from going beyond the provided talking points, and should pass on questions to other senior management as needed.

•	It is your hard work and dedication that have made Metals USA such a success, and I want to thank you for your continued commitment to Metals USA.

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Additional Information and Where to Find It

This document may be deemed to be solicitation material in respect of the proposed merger between Metals USA and Reliance. Metals USA will file with the SEC and mail or otherwise provide to its stockholders a proxy statement regarding the proposed merger. Investors and security holders are urged to read the proxy statement and other documents relating to the acquisition when they become available, because they will contain important information. Investors and security holders may obtain a free copy of the proxy statement and other documents that Metals USA

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files with the SEC (when available) from the SEC’s website at www.sec.gov and Metals USA’s website at www.metalsusa.com. In addition, the proxy statement and other documents filed by Metals USA with the SEC (when available) may be obtained from Metals USA free of charge by directing a request to Metals USA Holdings Corp., Corporate Secretary, 2400 E. Commercial Blvd., Suite 905, Fort Lauderdale, Florida 33308, telephone: (954) 202-4000.

Metals USA and its directors and executive officers may be deemed, under SEC rules, to be participants in the solicitation of proxies from the Metals USA’s stockholders with respect to the proposed acquisition of the Metals USA by Reliance. Security holders may obtain information regarding the names, affiliations and interests of such individuals in the Metals USA’s Annual Report on Form 10-K for the year ended December 31, 2011, which was filed with the SEC on March 14, 2012, and its definitive proxy statement for the 2012 annual meeting of stockholders, which was filed with the SEC on April 11, 2012. Additional information regarding the interests of such individuals in the proposed acquisition of Metals USA by Reliance will be included in the proxy statement relating to such acquisition when it is filed with the SEC. These documents may be obtained free of charge from the SEC’s website at www.sec.gov and Metals USA’s website at www.metalsusa.com.

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Employees’ talking points to customers and other non-employees

As you may have heard, Metals USA has entered into an agreement to be acquired by Reliance Steel and Aluminum Co.

•	We believe this is great news for our organization and this combination will bring significant benefits to employees and customers as Metals USA becomes part of a larger global enterprise.

•

The transaction, while announced publicly today, is still subject to approval by Metals USA’s stockholders, regulatory review, and other conditions and is expected to close sometime during the second quarter of 2013.

•	Until the transaction closes both Metals USA and Reliance will continue to operate as independent companies and it is business as usual at Metals USA.

•	After closing, Metals USA will be a wholly-owned subsidiary of Reliance and will operate as a separate business unit of Reliance under the “Metals USA” name and brand.

•	At the close of the transaction, Lourenco Goncalves will resign from Metals USA and retire. The rest of the Metals USA management team is expected to remain in place.

•	Metals USA’s strategy, tactics, and objectives remain the same going forward.

•	We will remain focused on continuing to deliver the same level of quality and service our customers have come to expect from Metals USA on a day to day basis.

•	All questions are welcome.

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Additional Information and Where to Find It

This document may be deemed to be solicitation material in respect of the proposed merger between Metals USA and Reliance. Metals USA will file with the SEC and mail or otherwise provide to its stockholders a proxy statement regarding the proposed merger. Investors and security holders are urged to read the proxy statement and other documents relating to the acquisition when they become available, because they will contain important information. Investors and security holders may obtain a free copy of the proxy statement and other documents that Metals USA files with the SEC (when available) from the SEC’s website at www.sec.gov and Metals USA’s website at www.metalsusa.com. In addition, the proxy statement and other documents filed by Metals USA with the SEC (when available) may be obtained from Metals USA free of charge by directing a request to Metals USA Holdings Corp., Corporate Secretary, 2400 E. Commercial Blvd., Suite 905, Fort Lauderdale, Florida 33308, telephone: (954) 202-4000.

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Metals USA and its directors and executive officers may be deemed, under SEC rules, to be participants in the solicitation of proxies from the Metals USA’s stockholders with respect to the proposed acquisition of the Metals USA by Reliance. Security holders may obtain information regarding the names, affiliations and interests of such individuals in the Metals USA’s Annual Report on Form 10-K for the year ended December 31, 2011, which was filed with the SEC on March 14, 2012, and its definitive proxy statement for the 2012 annual meeting of stockholders, which was filed with the SEC on April 11, 2012. Additional information regarding the interests of such individuals in the proposed acquisition of Metals USA by Reliance will be included in the proxy statement relating to such acquisition when it is filed with the SEC. These documents may be obtained free of charge from the SEC’s website at www.sec.gov and Metals USA’s website at www.metalsusa.com.

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Metals USA Employee Frequently Asked Questions

Question: Who is Reliance Steel & Aluminum Co.?

Answer: Reliance is the largest metals service center company in North America. Reliance is a Fortune 500 company with 2011 revenues of $8.1 billion. Reliance has more than 10,000 employees and through a network of more than 220 locations in 38 states and Australia, Belgium, Canada, China, Malaysia, Mexico, Singapore, South Korea, the U.A.E. and the United Kingdom, Reliance provides metals processing services and distributes a full line of more than 100,000 metal products, including alloy, aluminum, brass, copper, carbon steel, stainless steel, titanium and specialty steel products, to more than 125,000 customers in a broad range of industries. Reliance has an excellent history of employee relations and was named to Fortune’s 2012 list of The World’s Most Admired Companies. You can learn more about Reliance at www.rsac.com.

Question: Why is the Company being sold?

Answer: After a thorough evaluation, the Board of Directors has concluded that this transaction with Reliance will likely deliver a substantial return to our stockholders with significant immediate value.

Question: What does this announcement mean for Metals USA employees?

Answer: Business as usual. Reliance seeks to add Metals USA into its existing portfolio of businesses because of Metals USA’s proven capabilities. We anticipate that the transaction will close in the second quarter of 2013. Prior to closing Metals USA will continue – and must continue – to operate independently of Reliance. Therefore it is important that we all remain focused on continuing to deliver the same level of quality and service our customers have come to expect from Metals USA on a day to day basis.

Question: What is the impact on salaries, employee benefits, incentive plans or 401k?

Answer: We do not anticipate any significant changes to salaries or employee benefits.

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Question: What will happen to Metals USA Management?

Answer: At the close of the transaction, Lourenco Goncalves will resign from Metals USA and retire. The rest of the Metals USA management team is expected to remain in place.

Question: What happens next?

Answer: First we need to get the approval of our stockholders as well as regulators. Until closing of the transaction, nothing will change — Reliance and Metals USA will continue to operate as independent companies until closing.

Question: Where do I go if I have additional questions?

Answer: Please consult your general manager if you have any additional questions.

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Additional Information and Where to Find It

This document may be deemed to be solicitation material in respect of the proposed merger between Metals USA and Reliance. Metals USA will file with the SEC and mail or otherwise provide to its stockholders a proxy statement regarding the proposed merger. Investors and security holders are urged to read the proxy statement and other documents relating to the acquisition when they become available, because they will contain important information. Investors and security holders may obtain a free copy of the proxy statement and other documents that Metals USA files with the SEC (when available) from the SEC’s website at www.sec.gov and Metals USA’s website at www.metalsusa.com. In addition, the proxy statement and other documents filed by Metals USA with the SEC (when available) may be obtained from Metals USA free of charge by directing a request to Metals USA Holdings Corp., Corporate Secretary, 2400 E. Commercial Blvd., Suite 905, Fort Lauderdale, Florida 33308, telephone: (954) 202-4000.

Metals USA and its directors and executive officers may be deemed, under SEC rules, to be participants in the solicitation of proxies from the Metals USA’s stockholders with respect to the proposed acquisition of the Metals USA by Reliance. Security holders may obtain information regarding the names, affiliations and interests of such individuals in the Metals USA’s Annual Report on Form 10-K for the year ended December 31, 2011, which was filed with the SEC on March 14, 2012, and its definitive proxy statement for the 2012 annual meeting of stockholders, which was filed with the SEC on April 11, 2012. Additional information regarding the interests of such individuals in the proposed acquisition of Metals USA by Reliance will be included in the proxy statement relating to such acquisition when it is filed with the SEC. These documents may be obtained free of charge from the SEC’s website at www.sec.gov and Metals USA’s website at www.metalsusa.com.

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C. Lourenco Goncalves Chairman, President & C.E.O.

February 6, 2013

Dear Valued Customer,

I am writing to let you know that Metals USA has entered into an agreement to be acquired by Reliance Steel & Aluminum Co. The transaction is subject to approval by Metals USA’s stockholders, regulatory review, and other conditions and is expected to close sometime in the second quarter of 2013. Until the transaction closes, both Metals USA and Reliance will continue to operate as independent entities, and it is business as usual for all of us at Metals USA.

Metals USA recognizes that our customers reward us with their business for our consistent execution and delivery of what we promise. You should not expect Metals USA to behave any differently going forward – both before and after closing of the transaction with Reliance. After closing, we will operate as a separate business unit of Reliance under the “Metals USA” name and brand. We will also continue to deliver the same level of outstanding quality and excellent service that you have come to expect from Metals USA on a consistent, day to day basis.

After closing, we will work closely with Reliance to ensure a smooth transition. Strategically, our two organizations are extremely complementary and compatible. By combining the strengths of both firms, we fully expect to be able to offer the best attributes of a growing international platform.

On behalf of everyone at Metals USA, we thank you for your business and support, and look forward to our continued relationship.

Sincerely,

C. Lourenco Goncalves

Chairman, President and Chief Executive Officer

Metals USA Holdings Corp.

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Additional Information and Where to Find It

This document may be deemed to be solicitation material in respect of the proposed merger between Metals USA and Reliance. Metals USA will file with the SEC and mail or otherwise provide to its stockholders a proxy statement regarding the proposed merger. Investors and security holders are urged to read the proxy statement and other documents relating to the acquisition when they become available, because they will contain important information. Investors and security holders may obtain a free copy of the proxy statement and other documents that Metals USA files with the SEC (when available) from the SEC’s website at www.sec.gov and Metals USA’s website at www.metalsusa.com. In addition, the proxy statement and other documents filed by Metals USA with the SEC

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(when available) may be obtained from Metals USA free of charge by directing a request to Metals USA Holdings Corp., Corporate Secretary, 2400 E. Commercial Blvd., Suite 905, Fort Lauderdale, Florida 33308, telephone: (954) 202-4000.

Metals USA and its directors and executive officers may be deemed, under SEC rules, to be participants in the solicitation of proxies from the Metals USA’s stockholders with respect to the proposed acquisition of the Metals USA by Reliance. Security holders may obtain information regarding the names, affiliations and interests of such individuals in the Metals USA’s Annual Report on Form 10-K for the year ended December 31, 2011, which was filed with the SEC on March 14, 2012, and its definitive proxy statement for the 2012 annual meeting of stockholders, which was filed with the SEC on April 11, 2012. Additional information regarding the interests of such individuals in the proposed acquisition of Metals USA by Reliance will be included in the proxy statement relating to such acquisition when it is filed with the SEC. These documents may be obtained free of charge from the SEC’s website at www.sec.gov and Metals USA’s website at www.metalsusa.com.

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